Exhibit 99.1

For Immediate Release:
June 16, 2026

Simulations Plus to Be Acquired by Altaris For Approximately $375 Million

Stockholders to Receive $18.50 Per Share in Cash Representing a 26% Premium to 60-day Volume-Weighted Average Price

Transaction to Strengthen Simulations Plus and Accelerate Growth Through Anticipated Combination with Chemical Computing Group

RESEARCH TRIANGLE PARK, NC, June 16, 2026 – Simulations Plus, Inc. (Nasdaq: SLP) (“Simulations Plus” or the “Company”), a global leader in model-informed and AI-accelerated drug development that advances biopharma innovation, today announced that it has entered into a definitive agreement to be acquired by affiliates of Altaris, LLC (“Altaris”), an investment firm with an exclusive focus on acquiring and building companies in the healthcare industry, in an all-cash transaction. At or about the closing of the transaction, Altaris anticipates the Company will be combined with Chemical Computing Group (“CCG”), an existing Altaris portfolio company that provides advanced molecular design software to customers across the pharmaceutical, chemical and materials sectors.

Under the terms of the agreement, Simulations Plus common stockholders will receive $18.50 per share, representing a premium of 26% to Simulations Plus’ 60-day volume-weighted average price as of June 15, 2026.

“The life sciences industry is at an inflection point, as software and services are rapidly evolving toward integrated, AI-driven platforms, cloud-based infrastructure, and more predictable, subscription-based business models. This transaction provides immediate and certain value to Simulations Plus stockholders, and we believe the transaction will better position us to serve our customers and accelerate innovation across product offerings.” said Shawn O’Connor, Chief Executive Officer of Simulations Plus.

Transaction Details

The transaction, which was unanimously approved by the Simulations Plus Board of Directors, is subject to customary closing conditions including the receipt of approval of the Simulations Plus stockholders, required regulatory, and other similar approvals and closing conditions. The transaction is currently expected to close in the calendar fourth quarter of 2026.

The transaction is structured as an all-cash acquisition financed through a combination of committed equity and debt financing through funds affiliated with Altaris. The transaction is not subject to a financing contingency. In connection with the execution of the merger agreement, Simulations Plus cofounder and director Dr. Walter Woltosz has entered into a voting and support agreement with Altaris pursuant to which he has agreed to vote all of the shares beneficially owned by him in favor of the transaction at the special meeting of Simulations Plus stockholders that will be called to approve the merger.

Upon completion of the transaction, Simulations Plus’ headquarters is expected to remain in Research Triangle Park, North Carolina. Upon closing, Simulations Plus will become a privately held subsidiary of Altaris and its common stock will no longer be traded on the Nasdaq Stock Exchange.

Simulations Plus Third Quarter Fiscal 2026 Financial Results

Simulations Plus plans to report its financial results for the third quarter of fiscal 2026 via press release on July 9, 2026. Given the transaction announced today, Simulations Plus does not plan to hold any earnings calls while the transaction is pending.

Advisors

Morgan Stanley & Co., LLC is serving as exclusive financial advisor and Procopio Cory Hargreaves & Savitch, LLP is serving as legal counsel to Simulations Plus. Truist Securities, Inc. and J.P. Morgan Securities LLC are acting as financial advisors to Altaris and Bass, Berry & Sims, PLC and Kirkland & Ellis LLP are serving as legal counsel to Altaris.

About Simulations Plus, Inc.

Simulations Plus is a global leader in model-informed and AI-accelerated drug development. We create value for our clients by accelerating the discovery, development, and commercialization of pharmaceuticals and other products through innovative science-based software and consulting solutions. For more information, visit www.simulations-plus.com.

About Altaris

Altaris is an investment firm with an exclusive focus on acquiring and building companies in the healthcare industry. Since its inception in 2003, Altaris has invested in more than 50 companies across a range of healthcare subsectors, with a consistent goal of delivering value to the healthcare system and generating attractive financial returns for investors. Altaris is headquartered in New York City and manages $9+ billion of equity capital. For more information, please visit www.altariscap.com.

About Chemical Computing Group

Chemical Computing Group (CCG) is a global leader in computer-aided molecular design software for pharmaceutical, biotechnology, crop science and academic organizations worldwide. Its main software platform, the Molecular Operating Environment (MOE), is used by computational chemists, medicinal chemists, and biologists throughout the world. CCG has a strong reputation for collaborative scientific support, providing organizations with expert collaboration across North America, Europe, and Asia. Founded in 1994, CCG is headquartered in Montreal, Canada. For more information, visit www.chemcomp.com/en/index.htm

Forward-Looking Statements

Except for historical information, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties. Words like “believe,” “will”, “can”, “expect,” “anticipate” and similar expressions (or the negative of such terms, as well as other words or expressions referencing future events, conditions or circumstances) mean that these are our best estimates as of this writing, but there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to obtain the required approval of the Company’s shareholders; (iii) the failure to obtain required regulatory approvals or satisfy other closing conditions under the merger agreement; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (v) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally, including the ability to retain key personnel and maintain relationships with customers, distributors and other business partners; (vii) the outcome of any legal proceedings that may be instituted against the Company or others relating to the proposed transaction; (viii) the effectiveness of the Company’s operational structure; (ix) the Company’s ability to maintain its competitive advantages; (x) customer acceptance of new software and enhancements to existing software; (xi) conditions in the life sciences, pharmaceutical and biotechnology industries and the markets for model-informed drug development software and consulting services; (xii) the Company’s ability to attract and retain highly qualified personnel; (xiii) general market, economic and macroeconomic conditions; and (xiv) other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The forward-looking statements contained in this press release speak only as of the date of this press release, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned that actual results may differ materially from those expressed or implied by the forward-looking statements contained in this press release.

Additional Information and Where to Find It

In connection with the proposed acquisition of Simulations Plus by Altaris, Simulations Plus will file with the SEC a preliminary Proxy Statement of Simulations Plus (the “Proxy Statement”). Simulations Plus plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. SIMULATIONS PLUS URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SIMULATIONS PLUS, ALTARIS, THE PROPOSED TRANSACTION AND RELATED MATTERS. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by Simulations Plus with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by Simulations Plus with the SEC by accessing the investor relations section of Simulations Plus’ website at Corporate Profile - Simulations Plus or by contacting Simulations Plus investor relations at SLP@finprofiles.com.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Simulations Plus and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Simulations Plus stockholders in connection with the merger.

Information regarding the directors and executive officers of Simulations Plus, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Simulations Plus’ definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal No. 1 – Election of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Securities Ownership by Directors and Executive Officers” and “Certain Relationships and Related-Party Transactions,” which was filed with the SEC on December 29, 2025 and is available at https://www.sec.gov/Archives/edgar/data/1023459/000102345925000068/simu-20251229.htm#i5859e523386b4d6aa12bbd6678cb675d_73, and (ii) to the extent holdings of Simulations Plus’ securities by its directors or executive officers have changed since the amounts set forth in Simulations Plus’ definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC and can be found on the SEC’s website at www.sec.gov.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.

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Investor Relations Contact:
Lisa Fortuna
Financial Profiles
310-622-8251
slp@finprofiles.com
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